                                                                      Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 7/th/ day of March, 2002.

                                                   /s/ Robert E. Gallagher
                                                 -------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 7/th/ day of March, 2002.

                                                /s/ James J. Braniff III
                                              ----------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 7/th/ day of March, 2002.

                                              /s/ T. Kimball Brooker
                                            ------------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 7/th/ day of March, 2002.

                                                    /s/ Gary P. Coughlan
                                                  ------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 7/th/ day of March, 2002.

                                                /s/ James W. Durkin, Jr.
                                             -----------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her, and in her name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 7/th/ day of March, 2002.

                                                     /s/ Ilene S. Gordon
                                                   -----------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 7/th/ day of March, 2002.

                                                   /s/ David E. McGurn, Jr.
                                                --------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 7/th/ day of March, 2002.

                                                  /s/ Richard J. McKenna
                                               ---------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 7/th/ day of March, 2002.

                                                 /s/ Robert Ripp
                                               ---------------------------------

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John C. Rosengren his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (i) to sign a registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement to be filed by Arthur J. Gallagher & Co. and relating to shares of its Common Stock and (ii) to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this instrument as of this 7/th/ day of March, 2002.


                                                     /s/ James R. Wimmer
                                                  ------------------------------